Exhibit 10.5

THE EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS WARRANT MAY ONLY BE EXERCISED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE SECURITIES LAWS. AS A CONDITION PRECEDENT TO THE EXERCISE OF THIS WARRANT, THE COMPANY MAY REQUIRE SUCH CERTIFICATES AND OPINIONS OF COUNSEL AS IT REASONABLY DEEMS NECESSARY FROM THE PERSON EXERCISING THIS WARRANT TO ESTABLISH THE EXISTENCE OF SUCH EXEMPTIONS.

NEITHER THIS SECURITY NOR THE SECURITY INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

To Purchase [XXXXX]*  Shares of Common Stock of
THE TUBE MEDIA CORP.

No. 2006-1	Date: March 6, 2006

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Tribune Broadcasting Company, a Delaware corporation (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time, and from time to time, on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the earlier of (i) the tenth anniversary of the issuance of the Initial Exercise Date, or (ii) the termination or expiration of the Charter Affiliation Agreement, including any renewal periods under the Charter Affiliation Agreement (such earlier date being referred to as the “Termination Date”), but not thereafter, to subscribe for and purchase from The Tube Media Corp., a Delaware corporation (the “Company”), [XXXXX]* shares (subject to adjustment as provided herein) of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

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* Filed under an application for confidential treatment.

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Charter Affiliation Agreement” means the Charter Affiliation Agreement dated as of March 6, 2006 entered into between the Holder and The TUBE Music Network, Inc.

“Convertible Securities” shall mean notes or other evidences of indebtedness, shares of stock, or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

“Current Market Price” shall mean as of any specified date the average of the daily market prices of the Common Stock of the Company for the shorter of (x) the twenty (20) consecutive Trading Days immediately preceding such date or (y) the period commencing on the Trading Day next following the first public announcement of any event giving rise to an adjustment of the Exercise Price pursuant to Section 4 below and ending on such date. The “daily market price” for each such Trading Day shall be: (i) if the Common Stock is then listed on a national securities exchange or is listed on NASDAQ and is designated as a National Market System security, the last sale price, regular way, on such day on the principal stock exchange or market system on which such Common Stock is then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day as reported on such stock exchange or market system or (ii) if the Common Stock is not then listed or admitted to trading on any national securities exchange or designated as a National Market System security on NASDAQ but is traded over-the-counter, the average of the closing bid and asked prices for the Common Stock as reported on NASDAQ or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

“Fair Value” per share of Common Stock as of any specified date shall mean (i) if the Common Stock is publicly traded on such date, the Current Market Price per share or (ii) if the Common Stock is not publicly traded on such date, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder; provided, that if the Holder objects in writing to such price as determined by the Board of Directors within thirty (30) days after receiving notice of same, the Fair Value shall be determined by an investment bank selected by the Holder of nationally recognized standing and reasonably acceptable to the Company. If the investment bank selected by the Holder is not reasonably acceptable to the Company, and the Company and the Holder cannot agree on a mutually acceptable investment bank, then the Company and the Holder shall promptly each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination as soon as reasonably practicable. The Company and the Holder shall each pay one-half of the costs and fees of each such investment bank (including any such investment bank selected by the Holder), and the decision of the investment bank making such determination shall be final and binding on the Company and all affected holders of Warrants or Warrant Stock.

“Fully Diluted Outstanding” shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding on such date and all shares of Common Stock issuable in respect of (x) the Warrants outstanding on such date, (y) any Convertible Securities outstanding on such date and (z) any other Stock Purchase Rights outstanding on such date, in each case regardless of whether or not the conversion, exchange, subscription or purchase rights associated with such Convertible Securities or Stock Purchase Rights are presently exercisable.

“Holder” shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

“Original Issue Date” shall mean the date on which the Original Warrants were issued, as set forth on the cover page of this Warrant.

“Original Warrants” shall mean the Warrants originally issued by the Company on the Original Issue Date to Holder.

“Outstanding” shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Purchase Rights” shall mean any options, warrants or other securities or rights to subscribe to or exercisable for the purchase of shares of Common Stock or Convertible Securities, whether or not immediately exercisable.

“Subsequent Issuance” shall mean any sale or issuance by the Company of Common Stock, Convertible Securities or Stock Purchase Rights after the Original Issue Date other than any issuance of Warrant Shares upon exercise of the Warrants, any Excluded Issuances, and any issuance of Common Stock, Convertible Securities or Stock Purchase Rights (and any issuance of Common Stock pursuant to the conversion, exchange or exercise of any such Convertible Securities or Stock Purchase Rights) deemed to have been issued as of the Original Issue Date pursuant to the definition of Fully Diluted Outstanding. For purpose of this Warrant, any shares issued to Holder or any of its Affiliates shall not be deemed a Subsequent Issuance.

“Subsidiary” means any corporation or association (a) more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity or (b) whose net earnings, or portions thereof, are consolidated with the net earnings of the Company and are recorded on the books of the Company for financial reporting purposes in accordance with GAAP.

“Trading Day” means a day during which trading in securities generally occurs on the Trading Market in which the Common Stock is then listed or traded.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

“Transfer” shall mean any disposition of any Warrant or Warrant Shares or of any interest in either thereof, which would constitute a “sale” thereof within the meaning of the Securities Act.

“Warrants” shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

“Warrant Shares” means the shares of Common Stock issued, issuable or both (as the context may require) upon exercise of the Warrants.

Section 2.     Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times, for all or any part of the number of shares of Common Stock purchasable hereunder, on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of: (i) the Notice of Exercise Form annexed hereto duly completed and executed; (ii) the aggregate Exercise Price of the shares thereby purchased paid in accordance with Section 2(c); (iii) the surrender of this Warrant; and (iv) payment of all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vi); and (iv) the receipt of such certificates and other documents as reasonably may be required by the Company to determine that the exercise complies with applicable securities laws. The Trading Day on which the last of the foregoing deliveries is received by the Company is referred to as the “Exercise Date”; provided, however, that if the last of such deliveries is received after the close of trading on the Trading Market for the Common Stock, the Exercise Date shall be deemed to be the next Trading Day. This Warrant shall be deemed to have been exercised, the Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein as the holder of the Warrant Shares shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date.

(b) Exercise Price. The exercise price for each Warrant Share issuable under this Warrant shall be $2.25 per share, subject to adjustment hereunder (the “Exercise Price”).

(c) Payment of Exercise Price: The Holder shall pay the aggregate Exercise Price at its option by one or more of the following methods (i) by wire transfer of immediately available United States funds or cashier’s check drawn on a United States bank or (ii) by instructing the Company to withhold a number Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Value equal to such aggregate Exercise Price. In the event of any withholding of Warrant Stock pursuant to clause (ii) above where the number of shares whose Fair Value is equal to the aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section 2(d)(iv) hereof.

(d) Mechanics of Exercise.

i.      Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

ii.      Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder (A) by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system, provided that (I) the Company is a participant in such system and (II) the DWAC system provides an adequate method of protecting against the transfer of the Warrant Shares in violation of the restrictions on transfer set forth herein, and (B) otherwise by depositing the certificate(s) representing the Warrant Shares with a nationally recognized overnight courier for delivery to the address specified by the Holder in the Notice of Exercise on the next Trading Day, in either event within three (3) Trading Days of the Exercise Date (“Warrant Share Delivery Date”).

iii.      Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv.      No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by (x) the Current Market Price of one share of Common Stock on the Exercise Date, if the Common Stock is then publicly traded or (ii) if the Common Stock is not then publicly traded, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company.

v.      Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi.      Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

vii.      Continued Validity and Application. A holder of Warrant Shares issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (other than a transferee in whose hands such shares no longer constitute Warrant Shares as defined herein), shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such holder by the terms of this Warrant; provided, however that any such transferee shall agree to be bound by all terms, conditions and obligations hereunder. The Company shall, at the time of any exercise of this Warrant or any transfer of Warrant Shares, upon the request of the holder of the Warrant Shares issued in connection with such exercise or transfer, acknowledge in writing, in a form reasonably satisfactory to such holder, its continuing obligation to afford to such holder such rights referred to in this Section 2(d)(vii); provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

 (e) Compliance With Securities Laws. By acquiring this Warrant from Company on the date hereof, the Holder agrees, acknowledges, covenants, represents and warrants as follows:

(i) This Warrant and the shares of Common Stock issuable upon exercise hereof have not been registered under the Securities Act, or qualified or registered under any state securities laws which may be applicable. Holder understands that this Warrant and such shares of Common Stock have been and will be issued and sold hereunder in transactions exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws and Holder acknowledges that reliance on and the availability of said exemptions is predicated in part on the accuracy of Holder's representations and warranties herein.

(ii) Holder represents and warrants that it is acquiring this Warrant for its own account, for purposes of investment, and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act and the rules and regulations promulgated thereunder. Holder represents, warrants and agrees that it will not sell, exercise, transfer or otherwise dispose of this Warrant (or any interest therein) or any of the Common Stock purchasable upon exercise hereof, except pursuant to (i) an effective registration statement under the Securities Act and applicable state securities laws or (ii) an opinion of counsel, reasonably satisfactory to Company, that an exemption from registration under the Securities Act and such laws is available. Holder understands that Company will be relying upon the truth and accuracy of the representations and warranties contained in this section in issuing this Warrant and such Common Stock without first registering the issuance thereof under the Securities Act or qualifying or registering the issuance thereof under any state securities laws that may be applicable.

(iii) Holder acknowledges that there is not a liquid public market for the Warrant, although there currently is a public trading market for the Common Stock, and there can be no assurance that any such market will be developed, and there can be no assurance that Holder will be able to liquidate its investment in Company. Holder represents and warrants that it is familiar with and understands the terms and conditions of Rule 144 promulgated under the Securities Act.

(iv) Holder represents and warrants to Company that (x) it is an accredited investor as defined in Regulation D of the Rules and Regulations of the Securities and Exchange Commission; (y) it has such knowledge and experience in financial and business matters as is necessary to enable it to evaluate the merits and risks of any investments in Company and is not utilizing any other person to be a purchaser representative in connection with evaluation of such merits and risks; and (z) it has no need for liquidity in an investment in Company and is able to bear the risk of that investment for an indefinite period and to afford a complete loss thereof.

(v) Holder represents and warrants that it has had access to, and has been furnished with, all of the information it has requested from Company and has had an opportunity to review the books and records of Company and to discuss with management and members of the board of directors of Company the business and financial affairs of Company.

(vi) Holder agrees that at the time of each exercise of this Warrant, unless the issuance of shares of Common Stock issuable thereupon is pursuant to an effective registration statement under the Securities Act, Holder will provide Company with a letter embodying the representations and warranties set forth in subsections (i) through (v), in form and substance satisfactory to Company, and agrees that the certificate(s) representing any shares issued to it upon any exercise of this Warrant may bear such restrictive legend as Company may deem necessary to reflect the restricted status of such shares under the Securities Act unless Company shall have received from Holder an opinion of counsel to Holder, reasonably satisfactory in form and substance to Company, that such restrictive legend is not required.

Section 3.     Certain Adjustments.

(a)     Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant or any other option, warrant or other right to acquire the Common Stock outstanding on the date hereof), (B) subdivides outstanding shares of Common Stock into a larger number of shares (including by way of a stock split), or (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b)     Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to Section 3(a), the number of shares of Common Stock issuable upon exercise hereof shall be adjusted, rounded up to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

(c)     Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(d)     Failure to Effect Event Requiring Adjustment. If any event requiring an adjustment in the Exercise Price and the number of Warrant Shares issuable hereunder is not paid or made, then the Exercise Price and number of shares issuable upon exercise of this Warrant shall again be adjusted to be the Exercise Price and number of shares which would then be in effect if such adjustment had not been made for such.

            (e)     Notice to Holders. Whenever the Exercise Price is adjusted pursuant to Section 3(a), the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or other property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change.

  (f)     Organic Change. Any recapitalization, reorganization, reclassification, consolidation or merger to which the Company is a party, or sale of all or substantially all of the Company’s assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any Organic Change, the Company will make appropriate provision to ensure that the Holder will thereafter have the right to acquire and receive, upon exercise of this Warrant, in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon the exercise of such holder’s Warrant, such stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of the Holder’s Warrant had such Organic Change not taken place. In any such case, the Company will make appropriate provision with respect to the Holder’s rights and interests to ensure that the provisions of this Section 3(f) hereof will thereafter be applicable to the Warrant. The Company will not effect any such Organic Change, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument, the obligation to deliver to the Holder such stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to acquire. The Company will give written notice to the Holder at least 20 days prior to the date on which the Company closes its books or takes a record for determining rights to vote with respect to any Organic Change, dissolution or liquidation. The Company will also give written notice to the Holder at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

Section 4.     Adjustments Related to the Issuance of Additional Shares of Common Stock.

4.1  Issuance of Additional Shares of Common Stock.  (a)  If at any time the Company shall issue or sell any shares of Common Stock in a Subsequent Issuance for a consideration per share that is less than the Exercise Price, then, forthwith upon such issuance or sale, the Exercise Price shall be reduced by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such Subsequent Issuance multiplied by the then existing Exercise Price, plus (y) the aggregate consideration (determined in accordance with the provisions of Section 4.4 hereof), if any, received by the Company in connection with such Subsequent Issuance, by (B) the total number of shares of Common Stock Outstanding immediately after such Subsequent Issuance.

(b)  The provisions of this Section 4.1 shall not apply to (i) any issuance of Common Stock for which an adjustment is provided for under Section 3 hereof, (ii) any issuance or sale of Common Stock pursuant to the exercise of any Convertible Securities or Stock Purchase Rights to the extent that an adjustment shall have been previously made hereunder in connection with the issuance of such Convertible Securities or Stock Purchase Rights pursuant to the provisions of Section 4.2 hereof, (iii) issuances of shares of Common Stock in the ordinary course of business as payment for services so long as the aggregate amount of all such issuances does not exceed 10% of the total number of shares of Common Stock outstanding as of the date of issuance of such payment and so long as each share is valued at no less than one dollar and fifty cents ($1.50), (iv) issuances of shares of Common Stock arising from any existing obligation, each as set forth on Schedule A hereto, (v) any securities issued pursuant to the Company’s 2004 Stock Option and Stock Incentive Plan or any equity incentive or stock option plan adopted by the shareholders of the Company; provided that the aggregate amount of such shares shall not exceed 10% of the outstanding shares of the Company’s common stock as of the date such plan is approved by the Company’s shareholders, (vi) issuances of any securities to other distributors of the Service so long as the aggregate amount of all such issuances does not exceed [XXXXX]*  shares, (vii) issuance of any securities pursuant to any subsequent agreement between Holder or any of its affiliates, and the Company and (viii) any securities issued in connection with the acquisition of assets, stock purchase or merger whereby the Company is the surviving corporation (collectively, the “Excluded Issuances”).

4.2  Issuances of Stock Purchase Rights and Convertible Securities. (a) In the event that the Company shall at any time issue, sell or grant any Stock Purchase Rights to any Person in a Subsequent Issuance, other than an Excluded Issuance, then, for the purposes of Section 4.1 above, the Company shall be deemed to have issued at that time a number of shares of Common Stock equal to the maximum number of shares of Common Stock that are or may become issuable upon exercise of such Stock Purchase Rights (or upon exercise of any Convertible Securities issuable upon exercise of such Stock Purchase Rights) for a consideration per share equal to (i) the aggregate consideration per share (determined in accordance with the provisions of Section 4.4 hereof) received by the Company in connection with the issuance, sale or grant of such Stock Purchase Rights plus (ii) the minimum amount of such consideration per share receivable by the Company in connection with the exercise of such Stock Purchase Rights (and the exercise of any Convertible Securities issuable upon exercise of such Stock Purchase Rights); provided, that, if at any time the Company shall issue, sell or grant to any distributor of the Service (as defined in the Charter Affiliation Agreement) any warrants or similar rights to subscribe for or purchase shares of Common Stock (each, a “Distributor Warrant”) with an exercise price less than the Exercise Price hereunder (as adjusted pursuant to the terms of this Warrant), then the Exercise Price hereunder shall be reduced to an amount equal to the exercise price relating to such Distributor Warrant.

(b)     In the event that the Company shall at any time issue or sell any Convertible Securities to any Person in a Subsequent Issuance, other than an Excluded Issuance, then, for the purposes of Section 4.1 above, the Company shall be deemed to have issued at that time a number of shares of Common Stock equal to the maximum number of shares of Common Stock that are or may become issuable upon the exercise of the conversion or exchange rights associated with such Convertible Securities for a consideration per share equal to (i) the aggregate consideration per share (determined in accordance with the provisions of Section 4.4 hereof) received by the Company in connection with the issuance or sale of such Convertible Securities plus (ii) the minimum amount of such consideration per share receivable by the Company in connection with the exercise of such conversion or exchange rights, except as provided in Section 4.2 (c), no further adjustment shall be made, pursuant to Section 4.1 hereof, to the Exercise Price upon the actual issuance of the shares of Common Stock pursuant to the exercise or conversion of the Convertible Securities.
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* Filed under an application for confidential treatment.

(c)     If, at any time after any adjustment of the Exercise Price shall have been made hereunder as the result of any issuance, sale or grant of any Convertible Securities or Stock Purchase Rights, the maximum number of shares issuable upon exercise of such of the rights of conversion or exchange associated with such Convertible Securities or Stock Purchase Rights shall increase, or the minimum amount of consideration per share receivable in connection with such exercise shall decrease, whether by operation of any antidilution rights pertaining to such Convertible Securities or Stock Purchase Rights, by agreement of the parties or otherwise, the Exercise Price then in effect shall first be readjusted to eliminate the effects of the original issuance, sale or grant of such Convertible Securities or Stock Purchase Rights on such Exercise Price and then readjusted as if such Convertible Securities or Stock Purchase Rights had been issued on the effective date of such increase in number of shares or decrease in consideration, but only if the effect of such two-step readjustment is to reduce the Exercise Price below the Exercise Price in effect immediately prior to such increase or decrease.

(d)     If, at any time after any adjustment of the Exercise Price shall have been made hereunder as the result of any issuance, sale or grant of any Convertible Securities or Stock Purchase Rights, any of such rights of conversion or exchange associated with such Convertible Securities or Stock Purchase Rights shall expire by their terms or be terminated or any of such Convertible Securities or Stock Purchase Rights shall be repurchased by the Company or a Subsidiary thereof for a consideration per underlying share of Common Stock not exceeding the amount of such consideration received by the Company in connection with the issuance, sale or grant of such Convertible Securities or Stock Purchase Rights, the Exercise Price then in effect shall be increased to the Exercise Price that would have been in effect if such expiring or terminated rights of conversion or exchange or such repurchased Convertible Securities or Stock Purchase Rights had never been issued. Similarly, if at any time after any such adjustment of the Exercise Price shall have been made pursuant to Section 4.1 (i) any additional consideration is received or becomes receivable by the Company in connection with the issuance or exercise of such Convertible Securities or Stock Purchase Rights or (ii) there is a reduction in the conversion ratio applicable to such Convertible Securities or Stock Purchase Rights so that fewer shares of Common Stock will be issuable upon the conversion or exchange thereof, the Exercise Price then in effect shall be forthwith readjusted to the Exercise Price that would have been in effect had such changes taken place at the time that such Convertible Securities or Stock Purchase Rights were initially issued, granted or sold. In no event shall any readjustment under this Section 4.2(c) affect the validity of any shares of Warrant Shares issued upon any exercise of this Warrant prior to such readjustment, nor shall any such readjustment have the effect of increasing the Exercise Price above the Exercise Price that would have been in effect if the related Convertible Securities or Stock Purchase Rights had never been issued.

4.3     Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Section 4.1 and 4.2 hereof, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

4.4     Determination of Consideration. For purposes of Sections 4.1, 4.2 and 4.3 hereof, the consideration received and/or receivable by the Company in connection with the issuance, sale, grant or exercise of additional shares of Common Stock, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

(1)     Cash Payment. In the case of cash, the net amount received by the Company after deduction of any accrued interest or dividends.

(2)     Securities or Other Property. In the case of securities or other property, the fair market value thereof as of the date immediately preceding such issuance, sale, grant or exercise as determined in good faith by the Board of Directors of the Company.

(3)    Allocation Related to Common Stock. In the event shares of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received (computed as provided in (1) and (2) above) shall be allocable to such shares of Common Stock as determined in good faith by the Board of Directors of the Company.

(4)     Allocation Related to Stock Purchase Rights and Convertible Securities. In case any Convertible Securities or Stock Purchase Rights shall be issued or sold together with other securities or other assets of the Company, together comprising one integral transaction in which no specific consideration is allocated to Convertible Securities or Stock Purchase Rights, the consideration allocable to Convertible Securities or Stock Purchase Rights shall be determined in good faith by the Board of Directors of the Company.

(5)     Dividends in Securities. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in either case in Common Stock or Convertible Securities, such Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

(6)     Merger, Consolidation or Sale of Assets. In case any shares of Common Stock, Convertible Securities or Stock Purchase Rights shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the assets and business of the non-surviving corporation attributable to such Common Stock, Convertible Securities, as is determined in good faith by the Company’s Board of Directors.

4.5. Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

(a)     When Adjustments To Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b)    Record Date. In case the Company shall take a record of the holders of the Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Convertible Securities or Stock Purchase Rights or (ii) to subscribe for or purchase Common Stock, Convertible Securities or Stock Purchase Rights, then all references in this Section 4 to the date of the issuance or sale of such shares of Common Stock, Convertible Securities or Stock Purchase Rights shall be deemed to be references to such record date.

(c)      Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(d)     Failure to Effect Event Requiring Adjustment. If any event requiring an adjustment in the Exercise Price and the number of Warrant Shares issuable hereunder is not paid or made, then the Exercise Price and number of shares issuable upon exercise of this Warrant shall again be adjusted to be the Exercise Price and number of shares which would then be in effect if such adjustment had not been made for such.

(e)     Maximum Exercise Price. At no time shall any adjustment pursuant to this Section 4 cause the Exercise Price per share of Common Stock to exceed the amount set forth in the first paragraph of the preamble of this Warrant.

(f)     Notice to Holders. Whenever the Exercise Price is adjusted pursuant to Section 4, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or other property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change.

(g)     Independent Application. Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

Section 5. Transfer of Warrant.

(a)     Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(d) and 6(a) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)     New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)     Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d)     Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

(e)     Legend. The Warrant Shares issuable hereunder shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Certificates evidencing the Warrant Shares shall not contain the legend set forth above: (i) following any sale of such Warrant pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144, or (ii) if such Warrant Shares are eligible for sale under Rule 144(k), provided that, in each case, the Holder provides a copy of such certificates or confirmations as the Company reasonably requests.

Notwithstanding the foregoing provisions of this Section 5, the restrictions imposed by Section 5 upon the transferability of the Warrants and the Warrant Shares and the legend requirements of Section 5 shall terminate as to any particular Warrant or Warrant Shares when the Company shall have received from the Holder thereof an opinion of legal counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Section 5 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

“THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTION 5 HEREOF TERMINATED ON ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT.”

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Wherever the restrictions imposed by this Section shall terminate as to any Warrant Shares, as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, at the Company’s expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 5.

Section 6.    Miscellaneous.

(a)     Title to Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any notice to the Holder, and for all other purposes, absent actual written notice to the contrary and compliance with the applicable provisions concerning transfer of this Warrant.

(b)     No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the Exercise Date and then only with respect to the Warrant Shares to be issued with respect thereto.

(c)     Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(d)     Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

(e)     Exchange of Warrant for Warrants of Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares then purchasable hereunder, and each of such new Warrant will represent such portion of such rights as is designated by the Purchaser at the time of such surrender. The date the Company initially issued this Warrant will be deemed to be the warrant issue date for such new Warrants regardless of the number of times new certificates representing the unexplored and unexercised rights formerly represented by this Warrant shall be issued.

(f)     Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

(g)     Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(h)     No waiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies; provided, however, that all rights hereunder shall terminate on the Termination Date.

(i)     Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (I) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 4:00 p.m. (Eastern Time) on a Trading Day, (II) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 4:00 p.m. (Eastern Time) on any Trading Day, (III) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (IV) upon actual receipt by the party to whom such notice is required to be given; provided, however, that any exercise of the Warrant shall be effective in the manner provided in Section 2(a). The address for such notices and communications shall be (A) if to the Holder of this Warrant, at the registered address of such Holder as set forth in the Warrant register kept at the principal office of the Company or its Warrant registrar, if any, or (b) if to the Company, to it at the address set forth on the signature page hereto.

(j)     Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k)     Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(l)     Successors and Assigns. Subject to applicable securities laws and the other restrictions on transfer set forth herein, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

(m)     Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(n)     Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(o)     Tax Treatment. This Warrant is not intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code, as amended.

(p)     Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(q)     No Impairment. The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens or other encumbrances, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction over it as may be necessary to enable the Company to perform its obligations under this Warrant.

                  (r)     Supplying Information; Rule 144. The Company shall cooperate with each holder of a Warrant and each holder of Warrant Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Warrant Shares. The Company shall use its best efforts to at all times make public information available so as to afford the holders of the Warrants and the Warrant Shares the benefits of Rule 144 of the Commission in connection with resales, and upon request of any Holder shall provide such Holder with such financial statements, reports and other information as may be required to permit such Holder to sell Warrants or Warrant Shares to one or more “Qualified Institutional Buyers” under Rule 144A of the Commission, in each case as such Rule may be amended from time to time or replaced or supplemented by any similar rule or regulation hereafter adopted by the Commission.

********************

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

THE TUBE MEDIA CORP.

Dated: March 6, 2006	By:	/s/ John W. Poling
Name: John W. Poling
Title: Executive Vice President and CFO
Address for Notice: _____________________________________________ _____________________________________________ _____________________________________________
with a copy to (which shall not constitute notice) to: Blank Rome LLP 1200 N. Federal Highway, Suite 417 Boca Raton, Florida 33432 Attention: Bruce C. Rosetto, Esquire

NOTICE OF EXERCISE

TO: THE TUBE MEDIA CORP.

(1)  The undersigned hereby elects to exercise this Warrant with respect to ________ Warrant Shares of the Company pursuant to the terms of the enclosed Warrant, and tenders herewith payment therefore, all at a price and on the terms and conditions specified in the Warrant.

(2)  Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:
_______________________________

Note: If issued in the name of a Person other than the Holder, additional documentation may be required by the Company as specified in the Warrant to assure compliance with federal and state securities laws.

The Warrant Shares shall be delivered to the following:
_______________________________
_______________________________
_______________________________

(3)     Accredited Investor; Investor Representation. The undersigned Holder is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended. The undersigned represents and warrants that the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for another party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(4)     The undersigned had not previously sold, transferred or assigned this Warrant.

Name of Holder:
 ________________________________________________________________________
Signature of Authorized Signatory of Holder:
 _________________________________________________
Name of Authorized Signatory:
___________________________________________________________________
Title of Authorized Signatory:
 ____________________________________________________________________
Date: ________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:_____________________________

Holder’s Address: _____________________________

                  _____________________________

Medallion Signature Guarantee: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant. Additional documentation may be required by the Company as specified in the Warrant to assure compliance with federal and state securities laws.